UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

VENTYX BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40928	83-2996852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

662 Encinitas Blvd Suite 250
Encinitas, California		92024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 593-4832

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 23, 2022, Ventyx Biosciences, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Information.

2022 Annual Meeting of Stockholders

The Company's 2022 Annual Meeting of Stockholders will be held virtually on June 8, 2022. The Company's Board of Directors set April 14, 2022 as the record date for the 2022 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

Date:	March 23, 2022	By:	/s/ Raju Mohan
Raju Mohan, Ph.D. Chief Executive Officer